Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
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Trinity Industries Leasing Company

TRIP Rail Holdings LLC

2525 N. Stemmons Freeway

Dallas, Texas 75207

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Trinity Industries Leasing Company and TRIP Rail Holdings LLC (collectively, the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) and DVB Capital Markets LLC (“DVB” and, together with the Company and Credit Suisse, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of leases and the associated railcars in conjunction with the proposed offering of TRIP Rail Master Funding LLC, Secured Railcar Equipment Notes, Series 2017-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 22, 2017, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated railcar lease data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of the close of business May 31, 2017, with respect to 693 leases and the related 17,587 railcars. At the instruction of the Company, we randomly selected 50 leases from the Statistical Data File that did not indicate a lessee name of “GAP RIDER” on the Statistical Data File (the “Sample Leases”) and performed certain comparisons and recomputations for each of the Sample Leases relating to the lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.      Lease identifier (for informational purposes only)

2.      Rider number

3.      Lease type (full service/net lease/per diem)

4.      Purchase option indicator (yes/no)

5.      Purchase option description (as applicable)

6.      Early termination option indicator (yes/no)

7.      Early termination option description (as applicable)

8.      Car type (tank/freight)

9. Volume capacity (gallon/cubic feet/N/A) 10. Monthly lease rate 11. Original/renewal lease term (months) 12. Lessee name 13. Number of railcars 14. Maturity date 15. Year of manufacture

We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the Railroad Car Lease Agreement, Rider to Railroad Car Lease Agreement, Escalation Letter or Addendum to the Rider (collectively, the “Lease Agreement”); Characteristics 13. and 14. to screen shots from the Company’s asset system (the “Asset System Screen Shots”) and Characteristic 15. to a data query from the Company’s asset system provided to us by the Company on June 22, 2017 (the “Asset Query”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., for each Sample Lease that included a decimal within the rider number set forth on the Statistical Data File, we compared the rider number excluding the decimal to the related Lease Agreement;

•	with respect to our comparison of Characteristic 8., a car type of (i) “Freight” stated on the Statistical Data File is deemed to be in agreement with “Coal,” “Hopper,” “Gondola,” “Covered Hopper,” “Rapid Discharge” or “Auto-Rack” as set forth on the Lease Agreement and (ii) “Tank” stated on the Statistical Data File is deemed to be in agreement with “wg” or “weighted gallons” as set forth on the Lease Agreement; and

•	with respect to our comparison of Characteristic 9., a volume capacity of “CL,” “NCNI,” “wg” or “NCI” stated on the Statistical Data File is deemed to be in agreement with “gallon” as set forth on the Lease Agreement.

•	with respect to our comparison of Characteristic 14., differences of 30 days or less are deemed to be in-agreement.

The Lease Agreements, Asset System Screen Shots and Asset Query described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Lease Documents, except as described in Appendix A. Supplemental information is contained on Appendix B and Appendix C.

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Member of Deloitte Touche Tohmatsu Limited

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the leases underlying the Statistical Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the leases and related railcars or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion, conclusions, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 13, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in purchase option indicator.

2	One difference in original/renewal lease term.

3	Unable to ascertain the maturity date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2017 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease identifier	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Lease Documents
1	[REDACTED]	Purchase option indicator	yes	no
2	[REDACTED]	Original/renewal lease term	24 months	36 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 13, 2017 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to ascertain the maturity date from the Asset System Screen Shots for the following Sample Leases:

Sample Lease identifier

[REDACTED]

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.